UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒                         Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
  ACTUANT CORPORATION

(Exact name of registrant as specified in its charter)
 Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945
Address Change? Mark box, sign, and indicate changes below: ☐

TO VOTE BY INTERNET OR
TELEPHONE, SEE REVERSE SIDE
OF THIS PROXY CARD.

YOUR VOTE IS IMPORTANT!
Please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope to
EQ Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-9397,
so your shares are represented at Actuant Corporation’s 2020 Annual Meeting.
ò     Please fold here – Do not separate    ò

If no specification is made, this proxy will be voted for all names listed in Proposal 1 and for Proposals 2, 3 and 4.

1. Election of directors:	01 Alfredo Altavilla	05 Danny L. Cunningham	☐ Vote FOR		☐ Vote WITHHELD
	02 Judy L. Altmaier	06 E. James Ferland	all nominees (except as marked)		from all nominees
	03 Randal W. Baker	07 Richard D. Holder
	04 J. Palmer Clarkson	08 Sidney S. Simmons

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Ratification of PricewaterhouseCoopers LLP as the Company's independent auditor.			☐ For	☐ Against	☐ Abstain

3. Advisory vote to approve the compensation of our named executive officers.			☐ For	☐ Against	☐ Abstain

4. Approval of the proposed amendment to the Company's Restated Articles of Incorporation, as amended, to change the Company's name to "Enerpac Tool Group Corp."			☐ For	☐ Against	☐ Abstain

5. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment thereof, all as set out in the
Notice and Proxy Statement relating to the Annual Meeting, receipt of which is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IMPORTANT – THIS PROXY MUST BE SIGNED AND DATED.

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

ACTUANT CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
Tuesday, January 28, 2020
8:00 a.m. Central Time
The Westin O'Hare
6100 North River Road
Rosemont, IL 60018

proxy

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting to be held on January 28, 2020.

Randal W. Baker and Rick T. Dillon, and each of them, are hereby appointed as Proxies, with full power of substitution, to represent and vote the Class A Common Stock of the undersigned at the Annual Meeting of Shareholders of ACTUANT CORPORATION, a Wisconsin corporation, to be held on January 28, 2020 at 8:00 a.m. Central Time at The Westin O'Hare, 6100 North River Road, Rosemont, Illinois 60018, or at any adjournments thereof, with like effect as if the undersigned were personally present and voting upon the matters indicated on the reverse side of this card.

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week
Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

:	(	*
INTERNET/MOBILE	PHONE	MAIL
www.proxypush.com/atu	1-866-883-3382

Use the Internet to vote your proxy	Use a touch-tone telephone to	Mark, sign and date your proxy
until 11:59 p.m. (CT) on	vote your proxy until 11:59 p.m. (CT)	card and return it in the
January 27, 2020	on January 27, 2020.	postage-paid envelope provided.
If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.